SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                   ________________________________________
                                   FORM 8-K
                   ________________________________________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 12, 2006

                              INVICTA GROUP, INC.
              (Exact Name of Registrant as Specified in Charter)
                   ________________________________________

       NEVADA                         7373                   91-2051923
  (State or Other              (Primary Standard           (IRS Employee
  Jurisdiction of          Industrial Classification     Identification No.)
  Incorporation or                   Number)
    Organization)

                     2400 East Commercial Blvd. Suite 618
                           Ft. Lauderdale, FL 33308
                   (Address of Principal Executive Offices)

                                (954) 771-0650
                           (Issuer Telephone Number)

                                     None
        (Former name or former address, if changed since last report.)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1. Registrant?s Business and Operations.

None.

Item 2. Financial Information.

None

Item 3. Securities and Trading Markets.

None.

Item 4.  Matters Related to Accountants and Financial Statements

None.

Item 5. Corporate Governance and Management.

None.

Item 6. Asset-Backed Securities.

None.

Item 7. Regulation FD.

None.

Item 8. Other Events.

The following Waiver of Notice of Meeting of the Shareholders is reproduced in full, below, to allow the minority shareholders to object.

                     WAIVER OF MEETING OF THE SHAREHOLDERS
                                      OF
                              INVICTA GROUP INC.
                             A NEVADA CORPORATION

The undersigned, constituting the holders of a majority of the issued and outstanding voting shares of common and preferred stock of Invicta Group Inc., a Nevada corporation (the "Company"), hereby waive notice of meeting to be held on September 12, 2006, at the offices of the Company, 2400 East Commercial Blvd. Suite 618, Ft. Lauderdale, FL 33308, to conduct such business as it presented to the stockholders at that time.

Dated this 12th day of September, 2006.

                                       2
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SHAREHOLDERS:                  No. of Votes         % of Total


      /s/ William Forhan        757,025,000            32.4
      William Forhan CEO

      /s/ David Scott           338,375,750            14.5
      David Scott COO

      /s/ Mercedes Henze        430,096,562            18.4
      Mercedes Henze

Item 9. Financial Statements and Exhibits.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant:                              Invicta Group Inc.


Date:  September 12, 2005                 By:  /s/ William Forhan
                                               Mr. William G. Forhan, CEO

                                          Invicta Group Inc.


Date:  September 12, 2005                 By:  /s/ David Scott
                                               Mr. David Scott, COO

                                          Invicta Group Inc.


Date:  September 12, 2005                 By:  /s/ Mercedes Henze
                                               Mercedes Henze, Director

                                       3
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